                                                                   EXHIBIT 99.6


DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ STEVE MOELLER
----------------------------
Steve Moeller
Director, Accounting

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED


                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to June Monthly Operating Report

20-Jul-02                Summary Of Bank, Investment               Attachment 1
3:19 PM                     & Petty Cash Accounts
Summary                Great River Cruise Line, L.L.C.                UNAUDITED
Great River                Case No: 01-10963 (JCA)
Cruise Line, LLC          For Month Of June, 2002


                                         Balances
                              ------------------------------          Receipts &              Bank
                                 Opening          Closing           Disbursements          Statements         Account
Account                       As Of 6/01/02    As Of 6/30/02          Included              Included         Reconciled
-------                       -------------    -------------        -------------          ----------        ----------
Delta Queen Steamer             92,531.04        11,195.31            Yes                  No - Not            Yes
Hibernia                                                                                   Concentration
Account # - 812-395-270                                                                    Account

Delta Queen                          0.00             0.00            No -                 Not A Bank          No
Petty Cash                                                            No Activity          Account

20-Jul-02                    Receipts & Disbursements              Attachment 2
3:20 PM                 Great River Cruise Line, L.L.C.
R&D - Hibernia -             Case No: 01-10963 (JCA)                  UNAUDITED
DQ Steamer                          Hibernia
                              Delta Queen Steamer
                            Account # - 812-395-270
                              1 Jun 02 - 30 Jun 02


Opening Balance - 1 Jun 02
                                      92,531.04

Receipts





                                     ----------
                                           0.00             Total Receipts


Disbursements

                                     (60,000.00)            To The Delta Queen Steamboat Co. -
                                                              Hibernia - DQ Payroll Account (812-395-289)
                                      (1,876.50)            Lay-Up - Waste Removal
                                        (350.00)            Crew Maintenance (P&I)
                                        (450.03)            Crew Pay-Off - Start-Up





                                     ----------
                                     (62,676.53)            Total Disbursements (* See Footnote)



Closing Balance - 30 Jun 02
                                      11,195.31


* $18,659.20 Of Disbursements Not Reflected In Disbursements Above Due To Being Reimbursed By Buyer Of Assets At Closing.

20-Jul-02                 Concentration & Investment               Attachment 3
3:22 PM                        Account Statements
Summary                 Great River Cruise Line, L.L.C.
Great River                 Case No: 01-10963 (JCA)
Cruise Line, LLC            For Month Of June, 2002
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:47:26
INCOME STATEMENT - ATTACHMENT 4                        Page:   1
Current Period: JUN-02

currency USD
Company=22 (DELTA QUEEN)


                                      PTD-Actual
                                       30-Jun-02
                                      ----------

Revenue
Gross Revenue                         (10,457.80)
Allowances                                 0.00
                                      ---------
Net Revenue                           (10,457.80)

Operating Expenses
Air                                        0.00
Hotel                                      0.00
Commissions                                0.00
Onboard Expenses                           0.00
Passenger Expenses                         0.00
Vessel Expenses                       (1,749.12)
Layup/Drydock Expense                      0.00
Vessel Insurance                         967.43
                                      ---------
Total Operating Expenses                (781.69)

                                      ---------
Gross Profit                          (9,676.11)

SG&A Expenses
Sales & Marketing                          0.00
Start-Up Costs                             0.00
                                      ---------
Total SG&A Expenses                        0.00

                                      ---------
EBITDA                                (9,676.11)

Depreciation                               0.00

                                      ---------
Operating Income                      (9,676.11)

Other Expense/(Income)
Interest Income                            0.00
Equity in Earnings for Sub                 0.00
Reorganization expenses                    0.00
                                      ---------
Total Other Expense/(Income)               0.00

                                      ---------
Net Pretax Income/(Loss)              (9,676.11)

Income Tax Expense                         0.00

                                      ---------
Net Income/(Loss)                     (9,676.11)
                                      =========

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:29
BALANCE SHEET - ATTACHMENT 5                           Page:   1
Current Period: JUN-02

currency USD
Company=22 (DELTA QUEEN)


                                              YTD-Actual               YTD-Actual
                                               30-Jun-02                22-Oct-02
                                             -------------            -------------

ASSETS

Cash and Equivalent                               8,334.95                64,522.98

Restricted Cash                                       0.00                     0.00

Accounts Receivable                                 500.00                33,451.42

Inventories                                           0.00               270,331.59

Prepaid Expenses                                      0.00                37,922.40

Other Current Assets                                  0.00                14,555.00

                                             -------------            -------------
Total Current Assets                              8,834.95               420,783.39


Fixed Assets                                          0.00            27,296,694.44

Accumulated Depreciation                              0.00            (15,065,339.51)

                                             -------------            -------------
Net Fixed Assets                                      0.00            12,231,354.93


Net Goodwill                                          0.00                     0.00

Intercompany Due To/From                     (6,339,053.86)           (9,202,583.95)

Net Deferred Financing Fees                           0.00                     0.00

Net Investment in Subsidiaries                        0.00                     0.00

                                             -------------            -------------
Total Other Assets                           (6,339,053.86)           (9,202,583.95)

                                             -------------            -------------
Total Assets                                 (6,330,218.91)            3,449,554.37
                                             =============            =============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:29
BALANCE SHEET - ATTACHMENT 5                           Page:   2
Current Period: JUN-02

currency USD
Company=22 (DELTA QUEEN)


                                              YTD-Actual               YTD-Actual
                                               30-Jun-02                22-Oct-02
                                             -------------            -------------

LIABILITIES

Accounts Payable                                    689.27                 5,758.93

Accrued Liabilities                                   0.00               715,443.75

Deposits                                              0.00             2,045,629.83

                                             -------------            -------------
Total Current Liabilities                           689.27             2,766,832.51


Long Term Debt                                        0.00                     0.00

Other Long Term Liabilities                           0.00                     0.00

                                             -------------            -------------
Total Liabilities                                   689.27             2,766,832.51


OTHER

Liabilities Subject to Compromise               540,730.95               490,370.44

                                             -------------            -------------
Total Other                                     540,730.95               490,370.44


OWNER'S EQUITY

Common Stock                                          0.00                     0.00

Add'l Paid In Capital                         3,701,000.00             3,701,000.00

Current Net Income (Loss)                    (7,486,660.68)           (2,206,220.03)

Retained Earnings                            (3,085,978.45)           (1,302,428.55)

                                             -------------            -------------
Total Owner's Equity                         (6,871,639.13)              192,351.42

                                             -------------            -------------
Total Liabilities & Equity                   (6,330,218.91)            3,449,554.37
                                             =============            =============

Great River Cruise                ATTACHMENT 6                   01-10962 (JCA)
Line, LLC                   Summary List of Due To/
                               Due From Accounts
                       For the Month Ended June 30, 2002


                                                              BEGINNING                                              ENDING
AFFILIATE NAME                              CASE NUMBER        BALANCE              DEBITS         CREDITS          BALANCE
American Classic Voyages Co.                 01-10954       (6,702,809.08)         2,508.63       2,086.10       (6,702,386.55)
AMCV Cruise Operations, Inc.                 01-10967       (9,443,779.62)         1,650.00       3,790.84       (9,445,920.46)
The Delta Queen Steamboat Co.                01-10970       10,421,984.53        120,179.37             --       10,542,163.90
DQSB II, Inc.                                01-10974             (367.05)               --             --             (367.05)
Great AQ Steamboat, L.L.C                    01-10960          168,013.44                --             --          168,013.44
Great Pacific NW Cruise Line, L.L.C          01-10977            4,812.08                --             --            4,812.08
Great Ocean Cruise Line, L.L.C               01-10959          503,950.75                --             --          503,950.75
Cruise America Travel, Incorporated          01-10966       (1,419,142.24)               --             --       (1,419,142.24)
Delta Queen Coastal Voyages, L.L.C           01-10964           18,978.71                --             --           18,978.71
Cape Cod Light, L.L.C                        01-10962             (270.05)               --             --             (270.05)
Cape May Light, L.L.C                        01-10961           33,543.95                --             --           33,543.95
Project America, Inc.                        N/A               (11,144.65)               --             --          (11,144.65)
Oceanic Ship Co.                             N/A                  (257.75)               --             --             (257.75)
Great Hawaiian Cruise Line, Inc.             01-10975              (60.73)               --             --              (60.73)
Great Hawaiian Properties Corporation        01-10971          (41,555.00)               --             --          (41,555.00)
American Hawaii Properties Corporation       01-10976            9,562.38                --             --            9,562.38
CAT II, Inc.                                 01-10968            1,025.41                --             --            1,025.41
                                                            ------------------------------------------------------------------
                                                            (6,457,514.92)       124,338.00       5,876.94       (6,339,053.86)
                                                            ==================================================================

GREAT RIVER CRUISE LINE, L.L.C.                         CASE #:  01-10963 (JCA)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


DETAIL:                                        0-30 DAYS        31-60 DAYS        61-90 DAYS      91+ DAYS        TOTAL

Paymentech Credit Card Processor                                                                          0.00            0.00
American Express Credit Card Processor                                                                                    0.00
Discover Credit Card Processor                                                                                            0.00
Diners Credit Card Processor                                                                                              0.00
Travel Agents                                                                                                             0.00
Crew Member                                                                                             500.00          500.00

                                               -------------    --------------    -------------   -------------   -------------
Total                                                  0.00              0.00             0.00          500.00          500.00
                                               =============    ==============    =============   =============   =============


                                                                 ATTACHMENT # 7

                                  DELTA QUEEN
                               AP-STEAMER CHECKS
                              22-000-221300-00000

                                    JUNE-02


OUTSTANDING CHECKS:
         12333 M. Richardson-Walmart                       40.00
         12335 J. Blasier-Capitol One                      20.00
         12385 J. Blasier-K. Hansen                       150.00
         12399 Peoria Historical Society                  120.00
         12404 Anthony May-Verizon                        200.00
         12408 Peoria Historical Society                  160.00

                                                          -------
         Total per G/L:                                   690.00
                                                          =======


ATTACHMENT # 8

DEBTOR:  GREAT RIVER CRUISE LINE, L.L.C.           CASE NUMBER:  01-10963 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF JUNE 30, 2002
                                      AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. The Mississippi Queen, owned by the related Debtor Great Ocean Cruise Line, LLC ("Great Ocean"), resumed voyage sailing on May 7, 2002 (the "cut-off date"). Pursuant to the asset purchase agreement dated May 31, 2002 (the "close date"), the revenue and expenses between the cut-off date and the close date accrued to the benefit of the Purchaser. The cash disbursements for such expenses, made on behalf of Great Ocean as part of the Debtors' commingled cash system, are not reflected herein on Attachment 2. An accounts receivable for these disbursements has been recorded on The Delta Queen Steamboat Co's books. due to the Debtors' commingled cash management system.